SIT MUTUAL FUNDS

                                  STOCK FUNDS
                                QUARTERLY REPORT

                        QUARTER ENDED SEPTEMBER 30, 2002


                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                 BALANCED FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                     PAGE

       Chairman's Letter...........................................    3

       Performance Review..........................................    4

       FUND REVIEWS

             Balanced Fund.........................................    6

             Large Cap Growth Fund.................................    8

             Mid Cap Growth Fund...................................   10

             International Growth Fund.............................   12

             Small Cap Growth Fund.................................   14

             Science and Technology Growth Fund....................   16

             Developing Markets Growth Fund........................   18

[LOGO] -------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.6 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          * Free telephone exchange
          * Dollar-cost averaging through an automatic investment plan
          * Electronic transfer for purchases and redemptions
          * Free checkwriting privileges on bond funds
          * Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

[PHOTO]  SIT MUTUAL FUNDS
         Quarter Ended September 30, 2002
         ---------------------------------------------------------------- [LOGO]
         Chairman's Letter

Dear Fellow Shareholders:

   The third quarter of 2002, once again, proved to be a very challenging period for global equity markets. While the factors impacting investor psychology may take some time to play out, we believe that the attractive valuation level of the market, coupled with the prospect for improving earnings, will soon translate into higher prices for stocks.

ECONOMIC OVERVIEW
   In reviewing the remarkable series of events that have transpired since September 11, 2001, we believe the U.S. economy has proven to be quite resilient over the past year. Although the impact from the series of "shocks" has more clearly impacted the equity market, we believe a gradually improving economy will be a key factor in restoring investor confidence over time. Positive economic growth has occurred over the past three quarters, and we forecast an acceleration in Gross Domestic Product (GDP) over the final two quarters of 2002. Although there has been some recent concern that the U.S. economy may soon slip back into recession, we place low odds on this "double dip" scenario. A principal reason for our optimism continues to be the healthy spending trends within the consumer sector, which accounts for nearly 70 percent of total economic activity. Other contributors to improving economic fundamentals include increased government spending and relative improvement in the beleaguered fixed investment sector. We expect this sector to contribute more meaningfully in the months ahead as corporations begin to step up capital spending initiatives as profits rebound. We expect at least +3% GDP growth for the remainder of 2002, with similar projections for 2003.
   Inflation measures have shown only modest changes in recent months. Although energy prices have pushed the recent (August) Consumer Price Index (CPI) somewhat higher, most other CPI components indicate that price pressures generally remained contained. The absence of inflation, coupled with a slower than expected rebound in some segments of the economy, has led to increasing speculation that the Federal Reserve will cut rates in the upcoming November meeting. However, as noted above, we believe the GDP report, released on October 31st, will prove to be quite strong. If the interpretation of this report is favorable, this could well lead to greater, lasting, positive investor psychology.

EQUITY STRATEGY
   The factors contributing to the continuing malaise of the equity market during the quarter were largely the same as prior months: a series of earnings warnings by prominent companies in several sectors, shortcomings in corporate governance, and the increasing possibility of military action in Iraq.
   Investor sentiment has been overwhelmingly negative, perhaps understandably given the persistent uncertainties that have existed since the market correction began in early 2000. We believe, however, that negative sentiment is inconsistent with the current fundamental underpinnings of the equity market. Valuations are compelling, particularly for growth stocks, and corporate earnings appear to finally be on the upswing. Although the recovery in earnings has not yet lived up to expectations, this has been largely due to the sectors linked to capital spending (i.e., technology) that have been disproportionately impacted by the lack of confidence in the business community. However, as the economy continues to improve and equipment ages, corporations are likely to return to more normal spending patterns, particularly toward productivity-enhancing investments.
   Although we much prefer to be reporting positive absolute returns to our shareholders, we have recently been encouraged by the relative improvement in growth stock performance that has occurred in recent months. This is particularly striking in the context of a declining market, where the higher perceived risk of growth stocks typically contribute to this underperformance. We attribute this change in sentiment to the increasingly attractive valuations that have emerged in key growth sectors, along with investors taking a longer term perspective and seeking out companies that can generate earnings in a moderate growth economic environment. From our perspective, we have continued to view the market correction as an opportunity to position the portfolio in premier growth companies selling at very attractive valuations. Portfolios remain well diversified, as we are currently finding compelling opportunities in a variety of sectors that have been caught in the market downdraft, including technology, health care, and finance.
   Most international markets have been weighed down by the same factors influencing the U.S., but market volatility has given us opportunities to make some portfolio adjustments. We have recently become even more optimistic about the prospects for Asia, particularly outside of Japan, and have therefore increased allocation to the region. While we continue view the long-term outlook for Europe as positive, we have recently decreased our weighting in the region, largely based on the sluggish recovery occurring in key countries, particularly Germany.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
Quarter Ended September 30, 2002
--------------------------------------------------------------------------------
Performance Summary - Stock Funds

   Stocks moved broadly lower during the third quarter of 2002, as every major index that we monitor posted a double-digit decline over the period. Despite staging a powerful mid-quarter rally after a difficult month of July, lingering uncertainties proved too much for investors, and stocks, once again, sold off at the end of the quarter.
   In a reversal of the trends that have been generally in place over the past several quarters, large cap stocks outperformed small cap stocks during the third quarter. The S&P 500 Index fell -17.3%, while the Russell 2000 Index fell -21.4%. In another change from recent trends, large cap growth stocks fared better than value issues during the period, as the Russell's 1000 Growth Index returned -15.1%, while the Russell 1000 Value Index fell -18.8%. The growth/ value performance differential was less pronounced in the small and mid cap indices.
   In terms of sector performance, there were no "safe havens" during the quarter. Within the S&P 500 Index, every economic sector registered a decline, with only three sectors--health technology, health services, and consumer non-durables--falling less than -10% over the period. The three sectors related to technology underperformed most significantly during the quarter, including electronic technology (-27%), technology services (-24%), and communications (-26%). Given the heavy weighting of these sectors within the NASDAQ OTC Composite Index, it is not surprising that this Index trailed most other major indices, falling -20% for the quarter.
   The uncertainties influencing domestic markets also took their toll on most markets outside the U.S. The broadest measure of global equity performance, the MSCI World Index, fell -18% for the quarter, with each regional component registering declines. The MSCI EAFE Index fell -20%, with the European component retreating -23%. The MSCI Pacific Index performed relatively well during the quarter, falling -12%.

                                          1990       1991        1992
                                       ------------------------------------
SIT BALANCED                               --         --          --
---------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     -2.37%     32.72%       4.94%
---------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                    -2.04      65.50       -2.14
---------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)                --        4.10(4)     2.69
---------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                    --         --          --
---------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)       --         --          --
---------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)           --         --          --
---------------------------------------------------------------------------
S&P 500 INDEX                            -3.05      30.46        7.64
S&P MIDCAP 400 INDEX                     -5.12      50.11       11.92
MSCI EAFE INDEX(5)                         --        0.26      -12.17
RUSSELL 2000 INDEX(6)                      --         --          --
MSCI EMERGING MARKETS FREE INDEX(7)        --         --          --

                                           NASDAQ
                                           SYMBOL         INCEPTION
                                           ------         ---------
SIT BALANCED                               SIBAX           12/31/93
---------------------------------------------------------------------------
SIT LARGE CAP GROWTH                       SNIGX           09/02/82
---------------------------------------------------------------------------
SIT MID CAP GROWTH                         NBNGX           09/02/82
---------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                   SNGRX           11/01/91
---------------------------------------------------------------------------
SIT SMALL CAP GROWTH                       SSMGX           07/01/94
---------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH          SISTX           12/31/97
---------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH              SDMGX           07/01/94
---------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX(5)
RUSSELL 2000 INDEX(6)
MSCI EMERGING MARKETS FREE INDEX(7)


--------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

------------------------------------------------------------------------- [LOGO]

           TOTAL RETURN - CALENDAR YEAR

                                                                                                      YTD
   1993      1994       1995       1996       1997       1998       1999       2000       2001       2002
-----------------------------------------------------------------------------------------------     ----------
    --      -0.33%     25.43%     15.80%     21.73%     21.30%     20.15%     -4.80%     -12.99%    -21.71%
--------------------------------------------------------------------------------------------------------------
   3.15%     2.83      31.66      23.05      31.70      30.56      33.41     -13.84      -27.70     -35.02
--------------------------------------------------------------------------------------------------------------
   8.55     -0.47      33.64      21.87      17.70       6.84      70.65      -4.35      -33.39     -36.56
--------------------------------------------------------------------------------------------------------------
  48.37     -2.99       9.36      10.31       4.81      18.95      50.77     -26.66      -33.26     -33.92
--------------------------------------------------------------------------------------------------------------
    --      11.57(4)   52.16      14.97       7.63       1.97     108.63       6.25      -28.19     -30.15
--------------------------------------------------------------------------------------------------------------
    --        --         --         --         --       38.40      85.98      -6.55      -47.78     -50.29
--------------------------------------------------------------------------------------------------------------
    --      -2.02(4)   -4.29      17.27      -5.20     -24.93      82.50     -30.18      -12.01     -20.78
--------------------------------------------------------------------------------------------------------------
  10.07      1.32      37.58      22.96      33.36      28.58      21.04      -9.11      -11.88     -28.16
  13.95     -3.60      30.94      19.19      32.29      19.11      14.72      17.50       -0.61     -19.22
  32.56      7.78      11.21       6.05       1.78      20.00      26.96     -14.71      -21.44     -21.04
    --       4.61      28.45      16.49      22.36      -2.54      21.26      -3.02        2.49     -25.10
    --       2.80      -6.94       3.92     -13.40     -27.52      63.70     -31.80       -4.91     -16.16

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
          TOTAL RETURN                                     PERIODS ENDED SEPTEMBER 30, 2002
    QUARTER        SIX MONTHS                                                                      SINCE
 ENDED 9/30/02   ENDED 9/30/02             1 YEAR      3 YEARS       5 YEARS       10 YEARS      INCEPTION
-------------------------------           --------------------------------------------------------------------
   -8.39%           -18.15%                -15.10%       -9.16%        -0.67%          --           6.00%
--------------------------------------------------------------------------------------------------------------
  -15.15            -30.95                 -25.23       -20.10         -6.26           5.31%       10.19
--------------------------------------------------------------------------------------------------------------
  -16.18            -32.83                 -20.86       -16.13         -6.45           5.58        12.51
--------------------------------------------------------------------------------------------------------------
  -23.45            -30.88                 -29.64       -23.55        -12.01           0.79         1.11
--------------------------------------------------------------------------------------------------------------
  -16.38            -26.32                 -18.12        -4.27          0.48            --         11.09
--------------------------------------------------------------------------------------------------------------
  -19.55            -42.11                 -38.26       -27.80           --             --         -9.44
--------------------------------------------------------------------------------------------------------------
  -14.81            -23.84                  -3.75       -10.33        -11.51            --         -4.31
--------------------------------------------------------------------------------------------------------------
  -17.28            -28.36                 -20.49       -12.89         -1.63           9.00        13.14
  -16.54            -24.31                  -4.70         3.40          5.39          12.57        15.67
  -19.73            -21.44                 -15.53       -14.60         -5.65           2.95         1.87
  -21.40            -27.97                  -9.30        -4.11         -3.19            --          6.53
  -16.78            -24.28                   5.85       -12.04        -11.92            --         -6.88


-------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT BALANCED FUND
         Quarter Ended September 30, 2002
         -----------------------------------------------------------------------
         Peter L. Mitchelson, CFA, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Balanced Fund's first quarter return was -8.4%, primarily reflecting weak equity markets during the third quarter of 2002. The S&P 500 Index return was -17.3%, while the Lehman Aggregate Bond Index increased +4.6%.
   Once again, the prices of stocks and bonds moved in opposite directions during the quarter. Although some of the uncertainties plaguing the stock market will not diminish immediately, we believe that equity prices now reflect considerable "bad news" and are not factoring in the likelihood for a continued slow, but steady, improvement in corporate earnings that lies ahead. In addition, it appears that the dramatic outperformance of value stocks has largely run its course as valuations between growth and value styles now appear in line with historical averages. Growth stocks outperformed value and "core" indices during the most recent quarter. Importantly, although we would prefer returns to be positive in absolute terms, we estimate that the equity portion of the Fund outperformed the S&P 500 Index by over 200 basis points during the quarter. With valuations increasingly attractive and the prospect for strong relative earnings gains for growth stocks, we remain optimistic that growth stocks can perform well in the months ahead.
   The uncertainties impacting the equity market have largely been beneficial for fixed income markets, particularly U.S. Treasury securities. However, given the low absolute level of rates and our forecast for a gradually improving U.S. economy, we are less optimistic for a continuation of above- average fixed income returns in the near to intermediate term. In particular, we expect U.S. Treasury securities to lag non-Treasury sectors as investors seek securities that provide up to double the current yield on Treasury securities. Accordingly, within the fixed income portion, we continue to overweight asset-backed and high quality corporate securities, while underweighting U.S. Treasury securities.
   As of September 30, 2002, the asset allocation of the Fund was 56% in equities (up from 53% at the end of June), 43% in fixed income securities (down from 45%), and 1% in cash and equivalents (down from 3%).
   We will continue to emphasize high quality securities in each asset class within the Fund, and we appreciate shareholders' continued interest.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
     The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                  Net Asset Value  9/30/02:  $11.17 Per Share
                                   6/30/02:  $12.29 Per Share

                          Total Net Assets:  $15.3 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash and Other Net Assets   0.9%
                        Bonds                      43.2%
                        Equities                   55.9%

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                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LEHMAN
                      BALANCED         S&P         AGGREGATE
                        FUND        500 INDEX      BOND INDEX
                      --------      ---------     ----------

3 Month**              -8.39%        -17.28%          4.58%
6 Month**             -18.15         -28.36           8.45
1 Year                -15.10         -20.49           8.60
3 Years                -9.16         -12.89           9.48
5 Years                -0.67          -1.63           7.83
Inception               6.00           8.53           7.29
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LEHMAN
                      BALANCED         S&P         AGGREGATE
                        FUND        500 INDEX      BOND INDEX
                      --------      ---------     ----------

1 Year                -15.10%        -20.49%          8.60%
3 Years               -25.05         -33.90          31.24
5 Years                -3.29          -7.88          45.81
Inception              66.55         104.68          85.12
  (12/31/93)


*AS OF 9/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/02 would have grown to $16,655 in the Fund, $18,512 in the Lehman Aggregate Bond Index or $20,468 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

        Stocks:  *  General Electric Co.
                 *  Pfizer, Inc.
                 *  Xcel Energy, Inc.
                 *  Microsoft Corp.
                 *  Target Corp.

        Bonds:   *  Conseco Home Equity Loan, 2001-A IA5, 7.06%, 3/15/32
                 *  Advanta Mortgage Loan Trust, 1999-3 A4, 7.75%, 10/25/26
                 *  Green Tree Home Equity Loan Trust, 7.88%, 9/15/30
                 *  Conseco Home Equity Loan, 2000-D A4, 8.17%, 12/15/25
                 *  Conseco Mfg. Housing 2000-4 A5, 7.97%, 5/1/32

                          Total Number of Holdings: 141
                 Top Holdings represent 20.4% of the portfolio.

[PHOTO]  SIT LARGE CAP GROWTH FUND
         Quarter Ended September 30, 2002
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Peter L. Mitchelson, CFA * Roger J. Sit * Ronald D. Sit, CFA

   Performance of the Sit Large Cap Growth Fund reflected the stock market decline during the third quarter of 2002. The Fund's three-month return was -15.2%, while the S&P 500 Index return was -17.3% and the Russell 1000 Growth Index return was -15.1% during the quarter.
   The third quarter of 2002 proved to be a challenging period for stocks. The factors weighing down the market in recent months include a continuation of accounting and governance issues in Corporate America, a slower than expected U.S. economic recovery, and a possible U.S. led confrontation with Iraq. Although these uncertainties will not pass overnight, history has shown that in the wake of such difficult market declines, patient investors were rewarded during the next upward phase in the market. From our perspective, we have continued to view the market correction as an opportunity to position the Fund in premier growth companies selling at highly attractive valuations. We are currently finding compelling opportunities in a variety of sectors that have been caught in the market downdraft, including technology, health care, and finance. On an encouraging note, growth stocks outperformed value issues during the third quarter, in general, and the Fund fared better than the S&P 500 Index over the period. We attribute this improved relative performance to attractive growth stock valuations. Over time, we expect investors to focus on companies that can grow earnings in the moderate economic growth environment that we expect to prevail in the months ahead.
   The most significant sector weighting increase over the past three months occurred in health technology, through the purchases of Merck and Bristol-Myers Squibb. The largest sector weighting decreases occurred in electronic technology and technology services, due to relative price performance and sales of Sun Microsystems, Ceridian, and Siebel Systems. As of September 30th, the Fund was 97% invested in equity securities.
   We appreciate Shareholders' patience during this painful market retrenchment. However, we strongly believe that the correction has led to highly attractive valuations for growth stocks that will reward investors as market conditions improve.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                 Net Asset Value  9/30/02:  $22.40 Per Share
                                  6/30/02:  $26.40 Per Share

                         Total Net Assets:  $52.9 Million

              Weighted Average Market Cap:  $70.9 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                             Health Technology  18.2
                                       Finance  15.5
                        Producer Manufacturing   9.9
                         Electronic Technology   9.3
                                  Retail Trade   8.5
                           Technology Services   8.2
                         Consumer Non-Durables   7.7
                               Health Services   5.5
                            Sectors Under 5.0%  13.9
                       Cash & Other Net Assets   3.3

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                         RUSSELL
                     LARGE CAP        S&P            1000
                    GROWTH FUND    500 INDEX     GROWTH INDEX
                    -----------    ---------     ------------

3 Month**             -15.15%       -17.28%        -15.05%
6 Month**             -30.95        -28.36         -30.91
1 Year                -25.23        -20.49         -22.50
5 Years                -6.26         -1.63          -4.87
10 Year***              5.31          9.00           6.69
Inception***           10.19         13.14          11.67
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                         RUSSELL
                     LARGE CAP        S&P            1000
                    GROWTH FUND    500 INDEX     GROWTH INDEX
                    -----------    ---------     ------------

1 Year                -25.23%       -20.49%        -22.50%
5 Year                -27.60         -7.88         -22.09
10 Year***             67.77        136.65          91.13
Inception***          602.98       1094.33         817.99
  (9/2/82)


*AS OF 9/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/02 would have grown to $70,298 in the Fund, or $119,433 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  General Electric Co.
                        *  Microsoft Corp.
                        *  American International Group, Inc.
                        *  Pfizer, Inc.
                        *  Amgen, Inc.
                        *  Target Corp.
                        *  Wells Fargo Co.
                        *  UnitedHealth Group, Inc.
                        *  Marsh & McLennan Cos., Inc.
                        *  Johnson & Johnson

                          Total Number of Holdings: 80
               Top 10 Holdings represent 27.86% of the portfolio.

[PHOTO]  SIT MID CAP GROWTH FUND
         Quarter Ended September 30, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Erik S. Anderson, CFA, Senior Portfolio Manager

   The Sit Mid Cap Growth Fund's three-month return was -16.2%, compared to -16.5% decline during the quarter for the S&P Mid Cap 400 Index and a -17.2% decline for the Russell Mid Cap Growth Index.
   The environment for equity markets remained challenging over the past quarter as investors were forced to contend with a number of uncertainties, including prominent earnings "warnings" in several sectors and a heightening of geopolitical concerns. Although "calling the bottom" on the equity market has proven to be an onerous task since the market correction began in early 2000, it is our view that there are reasons for optimism in the near term, as well as the long term, for improved equity market returns. First, we believe the market correction has led to compelling valuations for stocks (particularly growth issues) on an absolute basis, but especially relative to yields on high quality bonds. Second, although recent economic data has been mixed, it is our view that the combination of low interest rates, liquidity, and fiscal stimulus support a continued, gradual recovery in the U.S. economy. And finally, from a short-term perspective, we are entering a historically strong seasonal period for stocks (October through April). In light of these factors, we believe the potential for a significant rally exists, particularly if the clouds lift on any one of the issues negatively impacting investor sentiment (i.e., Iraq, corporate governance).
   The most significant sector changes over the past three months included an increase in health technology and retail trade, while the weight declined in the consumer durables, electronic technology, and technology services sectors. The portfolio remains well diversified, with the heaviest sector weightings currently in health technology, health services, and retail trade. As of September 30, 2002, the Fund was 97% invested in equity securities.
   We realize that this market correction has been a frustrating experience for investors. However, we would also like to assure you that our research effort is highly focused on companies with strong ethical management teams, sound balance sheets, and sustainable earnings growth potential. In this regard, we believe the companies held in the Fund will reward your patience in the eventual upward move in the equity market.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                    Net Asset Value  9/30/02:    $6.63 Per Share
                                     6/30/02:    $7.91 Per Share

                            Total Net Assets:  $146.7 Million

                 Weighted Average Market Cap:    $6.7 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                Health Technology  14.3
                                  Health Services  12.2
                                     Retail Trade  10.8
                                          Finance  10.4
                              Technology Services  10.3
                           Producer Manufacturing   7.9
                            Electronic Technology   7.8
                                Consumer Durables   5.1
                               Sectors Under 5.0%  18.5
                        Cash and Other Net Assets   2.7

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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT           S&P          RUSSELL
                    MID CAP       MID CAP        MID CAP
                  GROWTH FUND    400 INDEX     GROWTH INDEX
                  -----------    ---------     ------------

3 Month**           -16.18%       -16.54%        -17.18%
6 Month**           -32.83        -24.31         -32.30
1 Year              -20.86         -4.70         -15.50
5 Year               -6.45          5.39          -4.06
10 Year               5.58         12.57           6.95
Inception            12.51         15.67           --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                      SIT           S&P          RUSSELL
                    MID CAP       MID CAP        MID CAP
                  GROWTH FUND    400 INDEX     GROWTH INDEX
                  -----------    ---------     ------------

1 Year              -20.86%        -4.70%        -15.50%
5 Year              -28.37         29.99         -18.73
10 Year              72.17        226.75          95.71
Inception           968.06       1761.23           --
  (9/2/82)


*AS OF 9/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/02 would have grown to $106,806 in the Fund, or $186,123 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  TCF Financial Corp.
                        *  IDEC Pharmaceuticals Corp.
                        *  Kohl's Corp.
                        *  Wellpoint Health Networks, Inc.
                        *  Lamar Advertising Co.
                        *  Tenet Healthcare Corp.
                        *  Devon Energy Corp.
                        *  Electronic Arts, Inc.
                        *  TJX Companies, Inc.
                        *  Ace, Ltd.

                          Total Number of Holdings: 88
               Top 10 Holdings represent 24.90% of the portfolio.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND
         Quarter Ended September 30, 2002
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Eugene C. Sit, CFA * Roger J. Sit

   The Sit International Growth Fund returned -23.5% for the three months ended September 30, 2002, compared with -19.7% for the MSCI EAFE Index and -19.6% for the Lipper International Fund Index. The Fund's exposure to the software and commercial services industries was the primary contributor to underperformance, though this was offset somewhat by positive attribution from our holdings in the capital goods and food & beverage industries.
   The Fund had a weighting of 60% in Europe on September 30, versus 69% for the EAFE Index. Economic news in the region shows increasing signs of deterioration, eroding consumer confidence, and a slowing market that have pushed expectations of a recovery out to 2003. We have further lowered our underweight position as we anticipate continued near-term economic slowing in Europe, particularly in Germany, Italy, and France. Although our European holdings remain concentrated in traditional growth sectors, we have increased our positions in cyclical growth companies as a defensive measure. During the quarter we increased our holding in TotalFinaElf, a leading French oil services company, and also added to our position in Allied Irish Bank.
   Our weighting in Japan was 15.0% on September 30th, compared with 23.9% for the MSCI EAFE Index. We remain underweight in Japan, where intractable problems continue to plague the financial and political systems. We view with skepticism the Bank of Japan's recently-announced plans to purchase bank crossholding shares and believe that the new chief financial regulator Heizo Takenaka will find it difficult to implement his proposed reform measures.
   The Fund's weighting in Asia ex-Japan was 14.8% on September 30, versus 7.5% for the Index. Countries in Asia ex-Japan are showing improving GDP growth, and export growth in the region is also increasing, due in part to increased outsourcing of production to low-cost manufacturers. China in particular is performing well in the current environment by virtue of its accelerating foreign investment inflows and strong domestic demand. In view of these positive economic fundamentals, we are maintaining an overweight position in Asia ex-Japan. During the quarter, we added a position in Petrochina, the largest energy company in China.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                   Net Asset Value  9/30/02:   $8.26 Per Share
                                    6/30/02:  $10.79 Per Share

                           Total Net Assets:  $48.0 Million

                Weighted Average Market Cap:  $41.4 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                        SIT INT'L      Morgan Stanley
                                        GROWTH FUND    EAFE Index
                                        -----------    ----------
                France, Germany, UK         38.3           41.6
                       Europe Other         22.0           27.0
                              Japan         15.0           23.9
                      Pacific Basin         14.8            7.5
                      Latin America          2.1            0.0
                 Africa/Middle East          1.7            0.0
                      North America          1.2            0.0
          Cash and Other Net Assets          4.9            0.0

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT         MORGAN STANLEY    LIPPER
                    INTERNATIONAL    CAPITAL INT'L     INT'L
                     GROWTH FUND      EAFE INDEX       INDEX
                     -----------      ----------      -------

3 Month**              -23.45%         -19.73%       -19.61%
6 Month**              -30.88          -21.44        -21.13
1 Year                 -29.64          -15.53        -12.37
5 Year                 -12.01           -5.65         -4.43
10 Year                  0.79            2.95          4.75
Inception                1.11            1.87          4.29
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                        SIT         MORGAN STANLEY    LIPPER
                    INTERNATIONAL    CAPITAL INT'L     INT'L
                     GROWTH FUND      EAFE INDEX       INDEX
                     -----------      ----------      -------

1 Year                 -29.64%         -15.53%       -12.37%
5 Year                 -47.25          -25.23        -20.29
10 Year                  8.20           33.74         59.03
Inception               12.85           22.49         58.26
  (11/1/91)


*AS OF 9/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 9/30/02 would have grown to $11,285 in the Fund, or $12,249 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Novartis, A.G.
                         *  L'Oreal
                         *  BP p.l.c., A.D.R.
                         *  Nestle, S.A.
                         *  AFLAC, Inc., A.D.R.
                         *  Takeda Chemical Industries
                         *  Royal Dutch Petroleum, A.D.R.
                         *  HSBC Holdings p.l.c.
                         *  Unilever, p.l.c.
                         *  Groupe Danone

                          Total Number of Holdings: 85
               Top 10 Holdings represent 27.16% of the portfolio.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         Quarter Ended September 30, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The third quarter of 2002 was a difficult period for small capitalization stocks, although the Sit Small Cap Growth Fund performed well on a relative basis in the quarter. The Fund returned -16.4% over the last three months compared to the three-month return of -21.4% for the Russell 2000 Index and -21.5% for the Russell 2000 Growth Index for the period.
   The market correction took its toll on small capitalization issues during the quarter, as investors were forced to cope with a host of economic and geopolitical uncertainties. While it is difficult to predict confidently when a market rebound will occur, it is our strong belief that equity valuations and economic fundamentals support higher stock prices in the near future. Over the past several quarters, we have made a concerted effort to both diversify the portfolio and position the Fund in companies that are likely to rebound strongly as investor sentiment turns more positive. While there has been little to cheer about during the market's retreat over the past several quarters, our research effort has led us to attractive investment opportunities in a wide variety of sectors. In fact, as of September 30th, eight economic sectors have a portfolio weighting of greater than 5%, with finance (12%) the most heavily weighted sector. Our diversification effort, has led us to an increasing number of well-managed companies in industries supported by strong secular "themes" that will drive earnings growth in the years ahead. Examples of themes of companies held in the Fund with strong underlying fundamentals include increasing defense spending (DRS Technologies, EDO, Herley Industries), an improving pricing cycle in all types of insurance (Arthur J. Gallagher, PartnerRe, Universal Health Services, Anthem), increasing demand for post-secondary education (Career Education, Education Management, Sylvan Learning Systems), and strong consumer demand for value-based retailers (Advance Auto Parts, Petsmart, Cost Plus).
   The most significant sector weighting increases over the past three months include health technology and consumer services, while the weight declined in the electronic technology sector. As of September 30th, the Fund was 92% invested in equities. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.


                                PORTFOLIO SUMMARY

                  Net Asset Value  9/30/02:   $17.61 Per Share
                                   6/30/02:   $21.06 Per Share

                          Total Net Assets:  $152.0 Million

               Weighted Average Market Cap:    $1.7 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                        Finance  12.1
                              Health Technology  10.6
                                Health Services  10.1
                              Consumer Services   7.9
                                   Retail Trade   7.7
                            Technology Services   7.3
                          Electronic Technology   6.3
                         Producer Manufacturing   6.2
                             Sectors Under 5.0%  24.0
                        Cash & Other Net Assets   7.8

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                         RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------

3 Month**            -16.38%        -21.40%        -21.52%
6 Month**            -26.32         -27.97         -33.84
1 Year               -18.12          -9.30         -18.16
3 Year                -4.27          -4.11         -15.23
5 Year                 0.48          -3.19          -9.49
Inception             11.09           6.53           2.05
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                       SIT                         RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------

1 Year               -18.12%         -9.30%        -18.16%
3 Year               -12.27         -11.82         -39.09
5 Year                 2.42         -14.97         -39.27
Inception            138.20          68.51          18.21
  (7/1/94)


*AS OF 9/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/02 would have grown to $23,820 in the Fund, or $16,851 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  Biosite, Inc.
                        *  New York Community Bancorp, Inc.
                        *  Universal Health Services, Inc.
                        *  Chico's FAS, Inc.
                        *  THQ, Inc.
                        *  Performance Food Group Co.
                        *  Coach, Inc.
                        *  BISYS Group, Inc.
                        *  Anthem, Inc.
                        *  Stericycle, Inc.

                          Total Number of Holdings: 93
               Top 10 Holdings represent 23.73% of the portfolio.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         Quarter Ended September 30, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Science and Technology Growth Fund returned -19.6% over the last three months, compared to the -17.28% return for the S&P 500 Index and the -24.9% return for the Pacific Stock Exchange (PSE) Technology 100 Index.
   Although we are encouraged by the RELATIVE performance of the Fund over the quarter, the pessimistic sentiment that has prevailed over the past several quarters on the key Science and Technology sectors continues to negatively impact the securities in the Fund. Most signs point to a gradually improving U.S. economy, but the lack of visibility on a sustained rebound in corporate profitability has prevented a meaningful uptick in capital spending by corporations. In the meantime, however, equipment purchased during the "boom" years in the late-1990s is getting older, and technological innovations are continuing. In this regard, we strongly believe that sector fundamentals have potential to improve quite rapidly when the uncertainties (i.e., Iraq, corporate governance) influencing business conditions begin to ease.
   The difficult economic conditions and market sentiment have negatively impacted the Fund's holdings in the electronic technology and technology service sectors, in particular. However, it is important to point out that the Fund remains well diversified in many industries, and several performed relatively well in the volatile environment of the past three months. Some examples of the better performing industries (and companies) within the Fund include health services (Express Scripts, Tenet Healthcare), medical devices (Medtronic, Boston Scientific, Biomet), and defense (Northrop Grumman, Lockheed Martin, Harris). We expect our diversification efforts into these less economically sensitive areas to add stability to the portfolio until fundamentals improve for some of the more cyclical industries, including semiconductors, software, and networking.
   Over the past three months, the most significant sector weighting increases occurred in health services and producer manufacturing. The electronic technology sector had a decline in weight compared to three months ago. As of September 30th, the Fund was 98% invested in equity securities.
   We believe that the Fund is positioned to perform well as economic conditions and market sentiment improves, and we continue to be enthusiastic about the long-term prospects for companies held in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

                    Net Asset Value  9/30/02:   $6.05 Per Share
                                     6/30/02:   $7.52 Per Share

                            Total Net Assets:  $11.0 Million

                 Weighted Average Market Cap:  $33.4 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                            Electronic Technology  32.1
                              Technology Services  25.8
                                Health Technology  22.6
                           Producer Manufacturing   7.3
                                  Health Services   6.2
                               Sectors Under 3.0%   4.2
                          Cash & Other Net Assets   1.8

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY             S&P
                          GROWTH FUND         500 INDEX
                          -----------         ---------

3 Month**                   -19.55%            -17.28%
6 Month**                   -42.11             -28.36
1 Year                      -38.26             -20.49
3 Years                     -27.80             -12.89
Inception                    -9.44              -2.30
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY             S&P
                          GROWTH FUND         500 INDEX
                          -----------         ---------

1 Year                      -38.26%            -20.49%
3 Years                     -62.36             -33.90
Inception                   -37.56             -10.45
  (12/31/97)


*AS OF 9/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 9/30/02 would have decreased to $6,244 in the Fund and $8,955 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                           *  Symantec Corp.
                           *  Cisco Systems, Inc.
                           *  Microsoft Corp.
                           *  Tenet Healthcare Corp.
                           *  Express Scripts, Inc.
                           *  Amgen, Inc.
                           *  Dell Computer Corp.
                           *  IDEC Pharmaceuticals Corp.
                           *  Medtronic, Inc.
                           *  Intuit, Inc.

                          Total Number of Holdings: 62
               Top 10 Holdings represent 30.66% of the portfolio.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         Quarter Ended September 30, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Developing Markets Growth Fund returned -14.8% for the three months ended September, 2002, outperforming both the MSCI Emerging Markets Free Index, which returned -16.8%, and the Lipper Emerging Markets index, which returned -16.1%. The Fund's exposure to the technology hardware and pharmaceuticals industries was the primary contributor to outperformance.
   The Fund had a 66.6% weighting in Asia on September 30, versus 57.7% for the MSCI Emerging Markets Free Index. We expect China to be a major engine of growth for Asia in the coming months, as that country continues to enjoy strong economic expansion and export growth, driven in part by a surge in foreign direct investment inflows. China is increasingly becoming a production base for foreign multinationals attracted to its vast supply of low-cost land and labor, and Taiwanese companies such as Fund holding Hon Hai have been among the most successful at capitalizing on this opportunity. Economic growth is also fueling consumer demand in China, and during the quarter, we added a position in Denway Motors, a domestic auto-maker with close ties to Honda.
   In Latin America, the Fund had a weighting of 20.4% on September 30, versus 16.1% for the MSCI Index. Our preferred market in the region continues to be Mexico, where our largest holdings include consumer companies Wal-Mart de Mexico and Coca-Cola Femsa. However, we are cautious in our view towards other countries in the region, as we consider the tenuous economic recovery in the US economy, Argentina's devaluation, and uncertainty regarding Brazil's presidential elections, which will be decided in a run-off on October 27. The left-leaning candidate, Lula da Silva, is likely to win, causing concerns for the region that the country may default on its debt and bring back high inflation.
   Emerging Europe, the Middle East, and Africa had a weighting of 10.3% on September 30, compared with 26.2% for the MSCI Index.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                   Net Asset Value  9/30/02:   $6.90 Per Share
                                    6/30/02:   $8.10 Per Share

                           Total Net Assets:   $8.6 Million

                Weighted Average Market Cap:  $16.6 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                  Sit Developing        MSCI Emerging
                                  Markets Growth Fund   Markets Free Index
                                  -------------------   ------------------

                            Asia         66.6                  57.7
                   Latin America         20.4                  16.1
              Africa/Middle East          8.5                  17.3
                          Europe          1.8                   8.9
       Cash and Other Net Assets          2.7                     0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT          MSCI       LIPPER
                      DEVELOPING    EMERGING    EMERGING
                       MARKETS       MARKETS    MARKETS
                     GROWTH FUND   FREE INDEX    INDEX
                     -----------   ----------   --------

3 Month**              -14.81%      -16.78%     -16.07%
6 Month**              -23.84       -24.28      -21.98
1 Year                  -3.75         5.85        7.62
3 Year                 -10.33       -12.04       -7.78
5 Year                 -11.51       -11.92      -10.37
Inception               -4.31        -6.88       -4.37
  (7/1/94)

                           CUMULATIVE TOTAL RETURNS*

                         SIT          MSCI       LIPPER
                      DEVELOPING    EMERGING    EMERGING
                       MARKETS       MARKETS    MARKETS
                     GROWTH FUND   FREE INDEX    INDEX
                     -----------   ----------   --------

1 Year                  -3.75%        5.85%       7.62%
3 Year                 -27.89       -31.95      -21.58
5 Year                 -45.73       -47.00      -42.15
Inception              -30.48       -44.47      -30.84
  (7/1/94)


*AS OF 9/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/02 would have decreased to $6,952 in the Fund, or $5,553 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  Samsung Electronics
                        *  Wal-Mart de Mexico
                        *  Telefonos de Mexico, A.D.R.
                        *  Korea Electric Power, A.D.R.
                        *  Hon Hai Precision Industry
                        *  Teva Pharmaceutical, A.D.R.
                        *  India Fund
                        *  Advance Info Service Public Co., Ltd.
                        *  Advantech Co., Ltd.
                        *  HSBC Holdings p.l.c.

                          Total Number of Holdings: 59
               Top 10 Holdings represent 37.51% of the portfolio.

Directors:
                      Eugene C. Sit, CFA
                      Peter L. Mitchelson, CFA
                      William E. Frenzel
                      John E. Hulse
                      Sidney L. Jones
                      Donald W. Phillips


Director Emeritus:    Melvin C. Bahle

Stock Funds Officers:
                      Eugene C. Sit, CFA        Chairman
                      Peter L. Mitchelson, CFA  Vice Chairman
                      Roger J. Sit              Executive Vice President
                      G. Todd Berkley           Chief Operating Officer
                      Erik S. Anderson, CFA(1)  Vice President - Investments
                      Ronald D. Sit, CFA(1)     Vice President - Investments
                      Robert W. Sit, CFA(1)     Vice President - Investments
                      Bryce A. Doty, CFA(2)     Vice President - Investments
                      Paul E. Rasmussen         Vice President & Treasurer
                      Michael P. Eckert         Vice President - Institutional
                                                    Client Group
                      Michael J. Radmer         Secretary
                      Carla J. Rose             Vice President - Assistant
                                                    Secretary & Assistant
                                                    Treasurer
                      Kelly K. Boston           Assistant Secretary & Assistant
                                                    Treasurer

(1) Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., and Sit Mutual Funds, Inc. only.
(2) Sit Balanced Fund only.

QUARTERLY REPORT STOCK FUNDS

Quarter Ended September 30, 2002


INVESTMENT ADVISOR

Sit Investment Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISER

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580



                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS